Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

Pursuant to, and solely for purposes of, 18 U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of 2002), each of the undersigned hereby certifies in the capacity and on the date indicated below that:

1.  The Quarterly Report of Monro, Inc. ("Monro") on Form 10-Q for the period ended September 27, 2025,  as filed with the Securities and Exchange Commission on the date hereof (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Monro.

/s/ Peter D. Fitzsimmons	Dated: October 29, 2025
Peter D. Fitzsimmons
President and Chief Executive Officer (Principal Executive Officer)

/s/ Brian J. D’Ambrosia	Dated: October 29, 2025
Brian J. D’Ambrosia
Executive Vice President – Finance, Chief Financial Officer and Treasurer
(Principal Financial Officer and Principal Accounting Officer)